                                                                   Exhibit 10.16
                                                                  EXECUTION COPY


                       NINTH AMENDMENT TO CREDIT AGREEMENT


         NINTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of April 23, 2003, among CD&L, INC. (f/k/a Consolidated Delivery & Logistics, Inc.), a Delaware corporation (the "Borrower"), and the financial institutions party to the Loan Agreement referred to below (the "Lenders"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Loan Agreement referred to below.


                              W I T N E S S E T H :

         WHEREAS, the Borrower and the Lenders are parties to the Loan Agreement, dated as of January 29, 1999 (as amended, modified and/or supplemented through, but not including, the date hereof, the "Loan Agreement"); and

         WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend the Loan Agreement as herein provided;


                  NOW, THEREFORE, it is agreed:

         1. The Lenders hereby waive (i) any Event of Default that has arisen pursuant to Section 7.03(a)(i) of the Loan Agreement solely as a result of the failure of the Borrower to comply with the financial covenant contained in
Section 6.07 for (and only for) the fiscal quarter of the Borrower ended on December 31, 2002 and (ii) any Event of Default that has arisen pursuant to
Section 7.03(a)(i) of the Loan Agreement solely as a result of the failure of the Borrower to comply with the financial covenant contained in Section 6.07 for (and only for) the fiscal quarter of the Borrower ended on March 31, 2003, so long as (and only so long as), immediately after giving effect to the amendments made to Section 6.07 pursuant to Section 3 of this Amendment, the Borrower shall be in compliance such Section for such fiscal quarter.

         2. The Lenders hereby waive (i) any Event of Default that has arisen pursuant to Section 7.03(a)(i) of the Loan Agreement solely as a result of the failure of the Borrower to comply with the financial covenant contained in
Section 6.09(b) for (and only for) the fiscal quarter of the Borrower ended on December 31, 2002 and (ii) any Event of Default that has arisen pursuant to
Section 7.03(a)(i) of the Loan Agreement solely as a result of the failure of the Borrower to comply with the financial covenant contained in Section 6.09(b) for (and only for) the fiscal quarter of the Borrower ended on March 31, 2003, so long as (and only so long as), immediately after giving effect to the amendments made to Section 6.09(b) pursuant to Section 5 of this Amendment, the Borrower shall be in compliance with such Section for such fiscal quarter.

         3. Section 6.07 of the Loan Agreement is hereby amended by deleting the table set forth in said Section in its entirety and inserting the following new table in lieu thereof:

                 "Fiscal Quarter Ended                    Ratio
                  --------------------                    -----
               March 31, 2003                           4.50:1.0
               June 30, 2003                            5.25:1.0
               September 30, 2003                       5.25:1.0
               December 31, 2003                        5.00:1.0

               March 31, 2004                           4.25:1.0
               June 30, 2004                            3.70:1.0
               September 30, 2004                       3.50:1.0
               December 31, 2004                        3.40:1.0

               March 31, 2005                           3.15:1.0
               June 30, 2005                            3.10:1.0
               September 30, 2005                       3.05:1.0
               December 31, 2005                        3.00:1.0".

         4. Section 6.08 of the Loan Agreement is hereby amended by deleting the table set forth in said Section in its entirety and inserting the following new table in lieu thereof:

               "Fiscal Quarter Ended                     Ratio
                --------------------                     -----
               March 31, 2003                          0.75:1.0
               June 30, 2003                           0.65:1.0
               September 30, 2003                      0.75:1.0
               December 31, 2003                       0.55:1.0

               March 31, 2004                          0.70:1.0
               June 30, 2004                           0.85:1.0
               September 30, 2004                      0.90:1.0
               December 31, 2004                       0.95:1.0

               March 31, 2005                          1.10:1.0
               June 30, 2005                           1.10:1.0
               September 30, 2005                      1.15:1.0
               December 31, 2005                       1.15:1.0".

         5. Section 6.09(b) of the Loan Agreement is hereby amended by deleting the table set forth in said Section in its entirety and inserting the following new table in lieu thereof:

               "Fiscal Quarter Ended                     Amount
                --------------------                     ------
               March 31, 2003                          $5,150,000
               June 30, 2003                           $4,400,000
               September 30, 2003                      $4,400,000
               December 31, 2003                       $4,500,000

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               March 31, 2004                          $5,100,000
               June 30, 2004                           $6,100,000
               September 30, 2004                      $6,350,000
               December 31, 2004                       $6,350,000

               March 31, 2005                          $6,500,000
               June 30, 2005                           $6,500,000
               September 30, 2005                      $6,500,000
               December 31, 2005                       $6,500,000".

         6. The definition of "Consolidated EBITDA" appearing in Section 8.01 of the Loan Agreement is hereby amended by (x) inserting the text "(x)" immediately following the text "adjusted by adding thereto" appearing in said definition and
(y) inserting the text "and (y) in the case of any determination of Consolidated EBITDA for any Test Period that includes the fiscal quarter of the Borrower ended December 31, 2002, the amount of any adjustment made to the Borrower's insurance reserve during such fiscal quarter, so long as the amount added back to Consolidated EBITDA pursuant to this clause (y) does not exceed $1.3 million" immediately prior to the semi-colon appearing in said definition.

         7. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Loan Agreement or any other Loan Document.

         8. In order to induce the Lenders to enter into this Amendment, each Loan Party hereby remises, releases and forever discharges, and by these presents do for their Subsidiaries (direct or indirect), and for themselves and their predecessors, successors, affiliates and assigns (each, a "Releasor"), remise, release and forever discharge, each Lender, and their predecessors, affiliates, subsidiaries (direct or indirect), successors, assigns, participants, officers, directors, shareholders, partners, employees or agents, of and from all manner of actions at law or equity, all causes of action for damages, costs, debts, sums of money, accounts, bills, rights of indemnity, breach of contract, provision of labor or materials, loss of use, loss of services, expenses, compensation, consequential or punitive damages, equitable subordination, avoidance of preferential or fraudulent transfers, or any other thing whatever, arising by virtue of actions taken, actions omitted to be taken or the occurrence of any other event on or prior to the Ninth Amendment Effective Date, relating in any way to (i) this Amendment, the Loan Agreement, the Obligations or any other Loan Document, (ii) any claims (including, without limitation, for contribution or indemnification) which have or could have arisen out of any of the transactions contemplated by this Amendment or the Loan Documents or any other proceedings that have been brought or may be brought by any party hereto or to any Loan Document or any third party relating to the Loan Documents or the transactions contemplated thereby, (iii) any acts, transactions or events that are the subject matter of this Amendment or the Loan Documents or
(iv) the prosecution of any claims or any settlement negotiations which such Releasor ever had, now or which it, its Subsidiaries (direct or indirect), or its successors or assigns hereafter can, shall or may have against any Lender, and their predecessors, affiliates, Subsidiaries (direct or indirect), successors, assigns, participants, officers, directors, shareholders, partners, employees or agents, by reason of (with respect to each of clauses (i)-(iv) above) any matter, cause or thing whatsoever on or prior to the Ninth Amendment Effective Date relating to this Amendment or the Loan Documents; provided, however, that nothing herein shall be construed or deemed to release any covenants or agreements contained herein or in any Loan Document so long as such Loan Document shall remain in full force and effect.

         9. Each Loan Party hereby acknowledges and agrees that the Obligations are not subject to avoidance, defense, objection, action, counterclaim or setoff, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally. The Obligations constitute legal, valid and binding obligations of each Loan Party, enforceable in accordance with the terms of the Loan Documents and pursuant to applicable law, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, and subject to the limitations imposed by general equitable principles (regardless whether such enforceability is considered in a proceeding at law or in equity). Furthermore, no Loan Party will use any of its cash or other assets to object to or contest in any manner, or raise any objections, counterclaims or defenses to, the validity or enforceability of the claims of the Lenders, or to investigate or assert any claims or causes of action arising on or prior to the Ninth Amendment Effective Date against the Lenders.

         10. Except as expressly set forth in this Amendment, each of the undersigned hereby acknowledges and agrees that the execution and delivery by the Lenders of this Amendment shall not be deemed (i) to create a course of dealing or otherwise obligate the Lenders to forbear or execute similar agreements under the same or similar circumstances in the future, (ii) to modify, relinquish or impair any right of the Lenders to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Amendment, (iii) to waive any right of the Lenders to receive interest at an increased rate as a result of any Events of Default that may occur under the Loan Agreement, (iv) to obligate the Lenders to make or agree to make any extension of credit, (v) to obligate the Lenders in any way to forbear from individually or collectively enforcing remedies under the Loan Agreement or any other Loan Document in any manner or (vi) a commitment from any of the Lender to forbear or "stand still". Except as expressly set forth in this Amendment, no past or future forbearance on the part of any of the Lenders should be viewed as a limitation upon or waiver of the absolute right and privilege of the Lenders in exercising rights and remedies that currently exist or may exist after the Ninth Amendment Effective Date.

         11. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Lenders.

         12. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

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         13. This Amendment shall become effective on the date (the "Ninth
Amendment Effective Date") when (i) the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Lenders at their respective address, (ii) the Lenders shall have received a copy of an amendment to the Credit Agreement, duly executed by the requisite lenders under the Credit Agreement and each Loan Party that is required to provide its consent or agreement thereto (including, without limitation, the Borrower), which amendment shall be in form and substance satisfactory to the Required Lenders and (iii) the Borrower shall have paid all of the outstanding legal fees and expenses of White & Case LLP, counsel to the Lenders.

         14. In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Ninth Amendment Effective Date, immediately after giving effect to this Amendment, and (ii) on the Ninth Amendment Effective Date, both immediately before and immediately after giving effect to this Amendment, all representations and warranties contained in the Loan Agreement and in the other Loan Documents are true and correct in all material respects (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be true and correct in all material respects only as of such specified date).

         15. From and after the Ninth Amendment Effective Date, all references in the Loan Agreement and each of the Loan Documents to the Loan Agreement shall be deemed to be references to the Loan Agreement as modified hereby.



                                      * * *

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                    CD&L, INC.



                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title:



                                    PARIBAS CAPITAL FUNDING LLC



                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title:

                         EXETER VENTURE LENDERS L.P.

                         By:  Exeter Venture Advisors, Inc., as its
                               general partner

                         By: -----------------------------------------------
                             Name:
                             Title:



                         EXETER CAPITAL PARTNERS IV, L.P.

                         By:  Exeter IV Advisors, L.P., as its general
                               partner

                         By:  Exeter IV Advisors, Inc. as its general
                               partner



                         By:
                             ------------------------------------------------
                             Name:
                             Title:

Each of the undersigned, each being a Subordinated Guarantor (as defined in the Loan Agreement referenced in the foregoing Amendment) under the Loan Agreement referenced in the foregoing Amendment, hereby consents to the entering into of the Amendment and agrees to the provisions thereof and makes the representations, agreements and acknowledgments set forth therein (including, without limitation, those set forth in Sections 8, 9 and 10 thereof).

                                   CLICK MESSENGER SERVICE, INC.,
                                       as a Guarantor
                                   By
                                       -----------------------------------
                                       Name:
                                       Title:

                                   KBD SERVICES, INC.,
                                       as a Guarantor
                                   By
                                       -----------------------------------
                                       Name:
                                       Title:

                                   OLYMPIC COURIER SYSTEMS, INC.,
                                       as a Guarantor
                                   By
                                       -----------------------------------
                                       Name:
                                       Title:

                                   SECURITIES COURIER CORPORATION,
                                       as a Guarantor
                                   By
                                       -----------------------------------
                                       Name:
                                       Title:

                                   SILVER STAR EXPRESS, INC.,
                                       as a Guarantor
                                   By
                                       -----------------------------------
                                       Name:
                                       Title:

                                   CD&L AIR FREIGHT, INC.,
                                       as a Guarantor
                                   By
                                       -----------------------------------
                                       Name:
                                       Title:

                                   CLAYTON/NATIONAL COURIER SYSTEMS, INC.,
                                       as a Guarantor
                                   By
                                       -----------------------------------
                                       Name:
                                       Title:

                                   LIBERTY TRANSFER CORP.,
                                       as a Guarantor
                                   By
                                       -----------------------------------
                                       Name:
                                       Title: